EXHIBIT 10.1
SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL RESTRICTED STOCK UNIT AWARD
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Global Restricted Stock Unit Award and the electronic representation of this Notice of Global Restricted Stock Unit Award established and maintained by the Company or a third party designated by the Company (the “Notice”).
Name:    As set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the Global Restricted Stock Unit Award Agreement, including any appendix to the Global Restricted Stock Unit Award Agreement for Participant’s country (the “Appendix”) (the Restricted Stock Unit Award Agreement and the Appendix are collectively referred to as the “Agreement”).

Grant ID Number:	The “Grant Number” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Number of RSUs:	The “Total Number of RSUs” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Date of Grant:	The “Grant Date” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Expiration Date:	The “Expiration” as set forth in the electronic representation of this Notice of Global Restricted Stock Unit Award.
Vesting Schedule:
Subject to the limitations set forth in this Notice, the Plan and the Agreement, the RSUs will vest in accordance with the following schedule: [ServiceNow to insert vesting schedule, which may be time and/or performance based]

By accepting (whether in writing, electronically or otherwise) the RSUs, Participant acknowledges and agrees to the following:

Participant understands that Participant’s Service with the Company or a Parent, Subsidiary or Affiliate is for an unspecified duration and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company or Parent, Subsidiary or Affiliate. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee to the extent permitted by applicable law. Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. Participant has read the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. By accepting this RSU, Participant consents to the electronic delivery as set forth in the Agreement.

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Global Restricted Stock Unit Award Agreement (the “Agreement”).
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Global Restricted Stock Unit Award (the “Notice”) and this Agreement, including any appendix to this Agreement for Participant’s country (the “Appendix”).
1.Settlement. The RSUs shall be settled on or as soon as administratively practicable following each vest date under the vesting schedule set forth in the Notice (and in no event later than 2 1/2 months following the end of the year in which such vest date occurs), provided that Participant continues to provide services to the Company or any Subsidiary or Affiliate through such vest date. Settlement of RSUs shall be in Shares.
2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
3.Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4.Non-Transferability of RSUs. RSUs may not be transferred in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5.Termination. If Participant’s Service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate without payment of any consideration to Participant. In case of any dispute as to whether termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination of Service.
6.Withholding Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU, including, but not limited to, the grant, vesting or settlement of the RSU and the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSU to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
ii.withholding from proceeds of the sale of Shares acquired upon settlement of the RSU either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization);
iii.withholding in Shares to be issued upon settlement of the RSU, provided the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amounts;
iv.Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
v.any other arrangement approved by the Committee and permitted under applicable law;

all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i) – (v) above, and the Committee shall establish such method prior to the Tax-Related Items withholding event, and unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (ii) above, if such Participant is located outside of the United States or (iii) above, if such Participant is located within the United States.
The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
7.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
8.Appendix. Notwithstanding any provisions in this Agreement, the RSUs grant shall be subject to any additional terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSU and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement (including the Appendix) and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
11.Entire Agreement; Enforcement of Rights. This Agreement (including the Appendix), the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
12.Conditions to Issuance; Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations, with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer and with any exchange control restrictions. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company. Further, notwithstanding any other provision of this Agreement, the Company shall not be required to issue Shares following the lapse of any such reasonable period of time following the vest date as the Company may from time to time establish for reasons of administrative convenience in accordance with Section 409A of the Code.
13.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Jose, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
14.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.
15.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the

Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement (including the Appendix). Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of this RSU, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the RSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion.
16.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
17.Award Subject to Company Clawback or Recoupment. The RSUs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s RSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s RSUs.
BY ACCEPTING THIS AWARD OF RSUS, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL PERFORMANCE RESTRICTED STOCK UNIT AWARD
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Global Performance Restricted Stock Unit Award and the electronic representation of this Notice of Global Performance Restricted Stock Unit Award and the performance and vesting terms set forth in Appendix A attached hereto (the “Vesting Appendix”) established and maintained by the Company or a third party designated by the Company (the Notice of Global Performance Restricted Stock Unit Award and the Vesting Appendix are collectively referred to as the “Notice”).
Name:    As set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
You (“Participant”) have been granted an award of performance-based Restricted Stock Units (“PRSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the Global Performance Restricted Stock Unit Award Agreement, including any appendix to the Global Performance Restricted Stock Unit Award Agreement for Participant’s country (the “Appendix”) (the Global Performance Restricted Stock Unit Award Agreement and the Appendix are collectively referred to as the “Agreement”).

Grant ID Number:	The “Grant Number” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Number of PRSUs:	The “Target Number of PRSUs” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Date of Grant:	The “Grant Date” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Expiration Date:	The “Expiration” as set forth in the electronic representation of this Notice of Global Performance Restricted Stock Unit Award.
Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the PRSUs will vest as set forth in the Vesting Appendix
By accepting (whether in writing, electronically or otherwise) the PRSUs, Participant acknowledges and agrees to the following:
Participant understands that Participant’s Service with the Company or a Parent, Subsidiary or Affiliate is for an unspecified duration and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the PRSUs pursuant to this Notice is earned only by both achievement of the performance metrics set forth in the Vesting Appendix and continuing Service as an Employee, Director or Consultant of the Company or Parent, Subsidiary or Affiliate. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee to the extent permitted by applicable law. Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. Participant has read the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. By accepting this PRSU, Participant consents to the electronic delivery as set forth in the Agreement.

VESTING APPENDIX

[ServiceNow to insert applicable performance metrics and vesting schedule.]

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Global Performance Restricted Stock Unit Award Agreement (the “Agreement”).
Participant has been granted performance-based Restricted Stock Units (“PRSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Global Performance Restricted Stock Unit Award, including the Vesting Appendix attached thereto (the “Notice”) and this Agreement, including any appendix to this Agreement for Participant’s country (the “Appendix”).
1.Settlement. The PRSUs shall be settled on or as soon as administratively practicable following each vest date under the vesting schedule set forth in the Notice (and in no event later than 2 1/2 months following the end of the year in which such vest date occurs), provided that Participant continues to provide services to the Company or any Subsidiary or Affiliate through such vest date except as may be otherwise set forth in the Vesting Appendix. Settlement of PRSUs shall be in Shares.
2.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested PRSUs, Participant shall have no ownership of the Shares allocated to the PRSUs and shall have no right dividends or to vote such Shares.
3.Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4.Non-Transferability of PRSUs. PRSUs may not be transferred in any manner other than by will or by the laws of descent or distribution or court order or unless otherwise permitted by the Committee on a case-by-case basis.
5.Termination. If Participant’s Service Terminates for any reason, all unvested PRSUs shall be forfeited to the Company forthwith, and all rights of Participant to such PRSUs shall immediately terminate without payment of any consideration to Participant. In case of any dispute as to whether termination of Service has occurred, the Committee shall have sole discretion to determine whether such termination of Service has occurred and the effective date of such Termination.
6.Withholding Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PRSU, including, but not limited to, the grant, vesting or settlement of the PRSU and the subsequent sale of Shares acquired pursuant to such settlement; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PRSU to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
i.withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
ii.withholding from proceeds of the sale of Shares acquired upon settlement of the PRSU either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization);
iii.withholding in Shares to be issued upon settlement of the PRSU, provided the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amounts;
iv.Participant’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or
v.any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Plan Guidelines, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i) – (v) above, and the Committee shall establish such method prior to the Tax-Related Items withholding event, and unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this PRSU will be (ii) above, if such Participant is located outside of the United States or (iii) above, if such Participant is located within the United States.
The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PRSU, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. The Fair Market Value of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the Tax-Related Items withholding.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.
7.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
8.Appendix. Notwithstanding any provisions in this Agreement, the PRSUs grant shall be subject to any additional terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
9.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the PRSU and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Acknowledgement. The Company and Participant agree that the PRSUs are granted under and governed by the Notice, this Agreement (including the Appendix) and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the PRSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
11.Entire Agreement; Enforcement of Rights. This Agreement (including the Appendix), the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
12.Conditions to Issuance; Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations, with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer and with any exchange control restrictions. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company. Further, notwithstanding any other provision of this Agreement, the Company shall not be required to issue Shares following the lapse of any such reasonable period of time following the vest date as the Company may from time to time establish for reasons of administrative convenience in accordance with Section 409A of the Code.
13.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Jose, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
14.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.

15.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and the Company agree that this PRSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement (including the Appendix). Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address. By acceptance of this PRSU, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the PRSU. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion.
16.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
17.Award Subject to Company Clawback or Recoupment. The PRSUs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s PRSUs (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s PRSUs.
BY ACCEPTING THIS PRSU AWARD, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL STOCK OPTION GRANT
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Global Stock Option Grant and the electronic representation of this Notice of Global Stock Option Grant established and maintained by the Company or a third party designated by the Company (the “Notice”).
Name:    As set forth in the electronic representation of this Notice of Global Stock Option Grant.
You (the “Participant”) have been granted an option to purchase shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Global Stock Option Award Agreement, including any appendix to the Global Stock Option Award Agreement for Participant’s country (the “Appendix”) (the Stock Option Award Agreement and the Appendix are collectively referred to as the “Agreement”).

Grant ID Number:	The “Grant Name” as set forth in the electronic representation of this Notice of Global Stock Option Grant.
Date of Grant:	The “Grant Date” as set forth in the electronic representation of this Notice of Global Stock Option Grant.
Exercise Price per Share:	US$ The “Exercise Price” as set forth in the electronic representation of this Notice of Global Stock Option Grant.
Total Number of Shares:	The “Shares Granted” as set forth in the electronic representation of this Notice of Global Stock Option Grant.
Type of Option:	The “Grant Type” as set forth in the electronic representation of this Notice of Global Stock Option Grant.
Expiration Date:	The “Expiration” as set forth in the electronic representation of this Notice of Global Stock Option Grant.
Vesting Schedule:
Subject to the limitations set forth in this Notice, the Plan and the Agreement, the Option will vest and may be exercised, in whole or in part, in accordance with the following schedule: [ServiceNow to insert vesting schedule]

By accepting (whether in writing, electronically or otherwise) the Option, Participant acknowledges and agrees to the following:
Participant understands that Participant’s Service with the Company or a Parent, Subsidiary or Affiliate is for an unspecified duration and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the Options pursuant to this Notice is earned only by continuing Service as an Employee, Director or Consultant of the Company or a Parent, Subsidiary or Affiliate. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee to the extent permitted by applicable law. Furthermore, the period during which Participant may exercise the Option after such termination of Service will commence on the date Participant ceases to actively provide Services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement (e.g., Participant’s employment or consulting relationship or other Service with the Company would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where he or she is employed or the terms of his or her employment or service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Services for purposes of Participant’s Option grant (including whether Participant may still be considered to be providing Services while on a leave of absence). Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. Participant has read the Company’s Insider Trading Policy and 10b5-1  Plan Guidelines, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. By accepting this Option, Participant consents to the electronic delivery as set forth in the Agreement.

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL STOCK OPTION AWARD AGREEMENT
Unless otherwise defined in this Global Stock Option Award Agreement (the “Agreement”), any capitalized terms used herein shall have the meaning ascribed to them in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”).
Participant has been granted an option to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Global Stock Option Grant (the “Notice”) and this Agreement, including any appendix to this Agreement for Participant’s country (the “Appendix”).
1.Vesting Rights. Subject to the applicable provisions of the Plan, the Notice and this Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice.
2.Termination Period
a.General Rule. Except as provided below or in the Notice, and subject to the Plan, this Option may be exercised for 90 days after Participant’s termination of Service (the “Termination Date”). In no event shall this Option be exercised later than the Expiration Date set forth in the Notice, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO. The Company determines when Participant’s Service terminates for all purposes under this Agreement.

b.Death; Disability. Unless provided otherwise in the Notice, upon Participant’s termination of Service by reason of his or her death, or if a Participant dies within 90 days of the Termination Date, this Option may be exercised for twelve months, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice. Unless provided otherwise in the Notice, upon Participant’s termination of Service by reason of his or her Disability, this Option may be exercised for six months, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice, with any exercise of this Option beyond twelve (12) months after the date Participant ceases to be an employee when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
c.Cause. Upon Participant’s termination of Service for Cause (as defined in the Plan), the Option shall expire on such date of Participant’s Termination Date.
d.Cessation of Vesting; Determination. Unless otherwise provided in the Notice or as may be determined by the Company, Participant’s right to vest in the Option, if any, will terminate as of the Termination Date and Participant’s right to exercise the Option after the Termination Date, if any, will be measured from the Termination Date. In case of any dispute as to whether and when a termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be actively providing Services while on a leave of absence).
3.Grant of Option. Participant named in the Notice has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share in U.S. Dollars set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the U.S. $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NQSO”).

4.Exercise of Option.
a.Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement. In the event of Participant’s death, termination of Service due to Disability, termination of Service for Cause or other termination of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Agreement.

b.Method of Exercise. This Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail, transmission via online brokerage system or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items withholding (as defined in Section 8(a) below). This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any Tax-Related Items.
c.No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed and any exchange control restrictions. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
d.Exercise by Another. Subject to Section 6 below, if another person wants to exercise this Option after it has been transferred to him or her in compliance with this Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this Option. That person must also complete the proper Exercise Notice form (as described above) and pay the Exercise Price (as described below) and any applicable Tax-Related Items (as described below).
5.Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:
a.cash;
b.check;
c.a “broker-assisted” or “same-day sale” (as described in Section 11(d) of the Plan); or
d.other method authorized by the Committee.
6.Limited Transferability of Option. Except as set forth in this Section 6, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by Participant or unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant. Notwithstanding anything else in this Section 6, for U.S. Participants, a NQSO may be transferred by instrument to an inter vivos or testamentary trust in which the NQSO is to be passed to beneficiaries upon the death of the trustor (settlor), to a guardian on the disability or to an executor on death of the NQSO holder, or by gift or pursuant to domestic relations orders to Participant’s “Immediate Family” (as defined below), provided that any such permitted transferees may not transfer NQSOs to parties other than Participant or Participant’s Immediate Family (transfers between a Participant’s Immediate Family and between a Participant’s Immediate Family and Participant are permitted). For the sake of clarification, multiple transfers of NQSOs may be made, by gift or pursuant to domestic relations orders, back and forth between Immediate Family and a Participant pursuant to this Section 6. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner sharing the same household, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or Participant) control the management of assets, and any other entity in which these persons (or Participant) own more than fifty percent of the voting interests. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, transferees, successors and assigns of Participant.

7.Term of Option. This Option shall in any event expire on the expiration date set forth in the Notice, which date is no later than 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice and Section 5.3 of the Plan applies).

8.Tax Consequences.
a.Exercising the Option. Participant acknowledges that, regardless of any action taken by the Company or a Parent, Subsidiary or Affiliate employing or retaining Participant (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN EACH OF THE JURISDICTIONS, INCLUDING COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
i.withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;
ii.withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent;

iii.withholding Shares to be issued upon exercise of the Option, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum statutory withholding amounts; or
iv.any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1  Plan Guidelines, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(iv) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s tax jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares upon receipt of approval by the Committee pursuant to (iii) above, for tax purposes, Participant is deemed to have been issued the full member of Shares issued upon exercise of the Options, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
b.Notice of Disqualifying Disposition of ISO Shares. For U.S. taxpayers, if Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to Participant by the Company and/or the Employer or any Parent, Subsidiary or Affiliate.

9.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

10.Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any additional terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

11.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

12.Acknowledgement. The Company and Participant agree that the Option is granted under and governed by the Notice, this Agreement (including the Appendix) and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

13.Entire Agreement; Enforcement of Rights. This Agreement (including the Appendix), the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

14.Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.

15.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Jose, California, or the federal courts for the United

States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.

17.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement (including the Appendix). Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice. By acceptance of this Option, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to Stock Administration.

18.Award Subject to Company Clawback or Recoupment. The Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Option.

BY ACCEPTING THIS OPTION, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
NOTICE OF GLOBAL PERFORMANCE STOCK OPTION GRANT
Unless otherwise defined herein, the terms defined in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Global Performance Stock Option Grant and the electronic representation of this Notice of Global Performance Stock Option Grant, and the performance and vesting terms set forth in Appendix A attached hereto (the “Vesting Appendix”) established and maintained by the Company or a third party designated by the Company (the Notice of Global Performance Stock Option Grant and the Vesting Appendix are collectively referred to as the “Notice”).
Name:    As set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
You (the “Participant”) have been granted a performance-based option to purchase shares of Common Stock of the Company under the Plan subject to the terms and conditions of the Plan, this Notice and the Global Performance Stock Option Award Agreement, including any appendix to the Global Performance Stock Option Award Agreement for Participant’s country (the “Appendix”) (the Global Performance Stock Option Award Agreement and the Appendix are collectively referred to as the “Agreement”).

Grant ID Number:	The “Grant Name” as set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
Date of Grant:	The “Grant Date” as set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
Exercise Price per Share:	US$ The “Exercise Price” as set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
Maximum Number of Shares:	The “Shares Granted” as set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
Type of Option:	The “Grant Type” as set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
Expiration Date:	The “Expiration” as set forth in the electronic representation of this Notice of Global Performance Stock Option Grant.
Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Agreement, the Option will vest and may be exercised, in whole or in part, as set forth in the Vesting Appendix.

By accepting (whether in writing, electronically or otherwise) the Option, Participant acknowledges and agrees to the following:
Participant understands that Participant’s Service with the Company or a Parent, Subsidiary or Affiliate is for an unspecified duration and that nothing in this Notice, the Agreement or the Plan changes the nature of that relationship. Participant acknowledges that the vesting of the Options pursuant to this Notice is earned only by both achievement of the performance metrics set forth in the Vesting Appendix and continuing Service as an Employee, Director or Consultant of the Company or a Parent, Subsidiary or Affiliate. To the extent permitted by applicable law, Participant agrees and acknowledges that the Vesting Schedule may change prospectively in the event that Participant’s Service status changes and/or in the event Participant is on a leave of absence, in accordance with Company policies relating to work schedules and vesting of Awards or as determined by the Committee to the extent permitted by applicable law. Furthermore, the period during which Participant may exercise the Option after such termination of Service will commence on the date Participant ceases to actively provide Services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s employment agreement (e.g., Participant’s employment or consulting relationship or other Service with the Company would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where he or she is employed or the terms of his or her employment or service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Services for purposes of Participant’s Option grant (including whether Participant may still be considered to be providing Services while on a leave of absence). Participant also understands that this Notice is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan. Participant has read the Company’s Insider Trading Policy and 10b5-1  Plan Guidelines, and agrees to comply with such policy, as it may be amended from time to time, whenever Participant acquires or disposes of the Company’s securities. By accepting this Option, Participant consents to the electronic delivery as set forth in the Agreement.

VESTING APPENDIX

[ServiceNow to insert applicable performance metrics and vesting schedule.]

SERVICENOW, INC.
2021 EQUITY INCENTIVE PLAN
GLOBAL PERFORMANCE STOCK OPTION AWARD AGREEMENT
Unless otherwise defined in this Global Performance Stock Option Award Agreement (the “Agreement”), any capitalized terms used herein shall have the meaning ascribed to them in the ServiceNow, Inc. (the “Company”) 2021 Equity Incentive Plan (the “Plan”).
Participant has been granted a performance-based option to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Global Performance Stock Option Grant, including the Vesting Appendix attached thereto (the “Notice”) and this Agreement, including any appendix to this Agreement for Participant’s country (the “Appendix”).
1.Vesting Rights. Subject to the applicable provisions of the Plan, the Notice and this Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice.
2.Termination Period
a.General Rule. Except as provided below or in the Notice, and subject to the Plan, this Option may be exercised for 90 days after Participant’s termination of Service (the “Termination Date”). In no event shall this Option be exercised later than the Expiration Date set forth in the Notice, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO. The Company determines when Participant’s Service terminates for all purposes under this Agreement.

b.Death; Disability. Unless provided otherwise in the Notice, upon Participant’s termination of Service by reason of his or her death, or if a Participant dies within 90 days of the Termination Date, this Option may be exercised for twelve months, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice. Unless provided otherwise in the Notice, upon Participant’s termination of Service by reason of his or her Disability, this Option may be exercised for six months, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice, with any exercise of this Option beyond twelve (12) months after the date Participant ceases to be an employee when the termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.
c.Cause. Upon Participant’s termination of Service for Cause (as defined in the Plan), the Option shall expire on such date of Participant’s Termination Date.
d.Cessation of Vesting; Determination. Unless otherwise provided in the Notice or as may be determined by the Company, Participant’s right to vest in the Option, if any, will terminate as of the Termination Date and Participant’s right to exercise the Option after the Termination Date, if any, will be measured from the Termination Date. In case of any dispute as to whether and when a termination of Service has occurred, the Committee will have sole discretion to determine whether such termination of Service has occurred and the effective date of such termination (including whether Participant may still be considered to be actively providing Services while on a leave of absence).
3.Grant of Option. Participant named in the Notice has been granted an Option for the number of Shares set forth in the Notice at the exercise price per Share in U.S. Dollars set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the U.S. $100,000 rule of Code Section 422(d) it shall be treated as a Nonqualified Stock Option (“NQSO”).

4.Exercise of Option

a.Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Agreement. In the event of Participant’s death, termination of Service due to Disability, termination of Service for Cause or other termination of Service, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Agreement.

b.Method of Exercise. This Option is exercisable by delivery of an exercise notice in a form specified by the Company (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail, transmission via online brokerage system or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items withholding (as defined in Section 8(a) below). This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and payment of any Tax-Related Items.
c.No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed and any exchange control restrictions. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.
d.Exercise by Another. Subject to Section 6 below, if another person wants to exercise this Option after it has been transferred to him or her in compliance with this Agreement, that person must prove to the Company’s satisfaction that he or she is entitled to exercise this Option. That person must also complete the proper Exercise Notice form (as described above) and pay the Exercise Price (as described below) and any applicable Tax-Related Items (as described below).
5.Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:
a.cash;
b.check;
c.a “broker-assisted” or “same-day sale” (as described in Section 11(d) of the Plan); or
d.other method authorized by the Committee.
6.Limited Transferability of Option. Except as set forth in this Section 6, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by Participant or unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of

Participant. Notwithstanding anything else in this Section 6, for U.S. Participants, a NQSO may be transferred by instrument to an inter vivos or testamentary trust in which the NQSO is to be passed to beneficiaries upon the death of the trustor (settlor), to a guardian on the disability or to an executor on death of the NQSO holder, or by gift or pursuant to domestic relations orders to Participant’s “Immediate Family” (as defined below), provided that any such permitted transferees may not transfer NQSOs to parties other than Participant or Participant’s Immediate Family (transfers between a Participant’s Immediate Family and between a Participant’s Immediate Family and Participant are permitted). For the sake of clarification, multiple transfers of NQSOs may be made, by gift or pursuant to domestic relations orders, back and forth between Immediate Family and a Participant pursuant to this Section 6. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner sharing the same household, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or Participant) control the management of assets, and any other entity in which these persons (or Participant) own more than fifty percent of the voting interests. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, transferees, successors and assigns of Participant.

7.Term of Option. This Option shall in any event expire on the expiration date set forth in the Notice, which date is no later than 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice and Section 5.3 of the Plan applies).

8.Tax Consequences.

a.Exercising the Option. Participant acknowledges that, regardless of any action taken by the Company or a Parent, Subsidiary or Affiliate employing or retaining Participant (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”) is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. PARTICIPANT SHOULD CONSULT A TAX ADVISER APPROPRIATELY QUALIFIED IN EACH OF THE JURISDICTIONS, INCLUDING COUNTRY OR COUNTRIES IN WHICH PARTICIPANT RESIDES OR IS SUBJECT TO TAXATION BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:
i.withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer;

ii.withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization) without further consent;
iii.withholding Shares to be issued upon exercise of the Option, provided the Company only withholds the number of Shares necessary to satisfy no more than the maximum statutory withholding amounts; or
iv.any other arrangement approved by the Committee and permitted under applicable law;
all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1  Plan Guidelines, if applicable; provided however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (i)-(iv) above, and the Committee shall establish the method prior to the Tax-Related Items withholding event.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in Participant’s tax jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to Company and/or Employer. If the obligation for Tax-Related Items is satisfied by withholding in Shares upon receipt of approval by the Committee pursuant to (iii) above, for tax purposes, Participant is deemed to have been issued the full member of Shares issued upon exercise of the Options, notwithstanding that a number of the Shares are held back solely for the purpose of satisfying the withholding obligation for Tax-Related Items.
Finally, Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.
b.Notice of Disqualifying Disposition of ISO Shares. For U.S. taxpayers, if Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to Participant by the Company and/or the Employer or any Parent, Subsidiary or Affiliate.
9.No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

10.Appendix. Notwithstanding any provisions in this Agreement, the Option grant shall be subject to any additional terms and conditions set forth in any appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to another country, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

11.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

12.Acknowledgement. The Company and Participant agree that the Option is granted under and governed by the Notice, this Agreement (including the Appendix) and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

13.Entire Agreement; Enforcement of Rights. This Agreement (including the Appendix), the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

14.Compliance with Laws and Regulations. The issuance of Shares and any restriction on the sale of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with any state, federal or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Participant agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares. Finally, the Shares issued pursuant to this Agreement shall be endorsed with appropriate legends, if any, determined by the Company.

15.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Jose, California, or the federal courts for the United

States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent, Subsidiary or Affiliate, to terminate Participant’s Service, for any reason, with or without Cause.

17.Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement (including the Appendix). Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice. By acceptance of this Option, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company and consents to the electronic delivery of the Notice, the Appendix, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Option. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail to Stock Administration. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to Stock Administration.

18.Award Subject to Company Clawback or Recoupment. The Option shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other Service that is applicable to Participant. In addition to any other remedies available under such policy, applicable law may require the cancellation of Participant’s Option (whether vested or unvested) and the recoupment of any gains realized with respect to Participant’s Option.

BY ACCEPTING THIS OPTION, PARTICIPANT AGREES TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.